            AMENDMENT TO
         CONSULTING AGREEMENT

     FIRST AMENDMENT dated December 17, 1997 to Consulting Agreement, dated as of October 1, 1994, between First Gibraltar (Parent) Holdings Inc. (now known as Trans Network Insurance Services Inc.) and Gerald J. Ford (the "Consultant").

     WHEREAS, the parties entered into a Consulting Agreement dated as of October 1, 1994 (the "Consulting Agreement"); and

     WHEREAS, Trans Network Insurance Services Inc. has heretofor transferred and assigned all of its rights and obligations under the Consulting Agreement to First Nationwide Management Corp.; and

     WHEREAS, the parties wish to make certain amendments to the Employment Agreement.

     NOW THEREFORE, the parties agree as follows:

     1. Section 3 is hereby amended by deleting "October 1, 1994 through December 31, 1997" and inserting in lieu thereof "January 1, 1998 through December 31, 2000".

     2. Section 4(a) is hereby amended by deleting clause (ii)(A), (B) and
(C) thereof and inserting in lieu thereof the following:

     "(ii) for the three calendar years beginning January 1, 1998 an annual consulting fee as follows: (A) $2,000,000 for the year ended December 31, 1998, (B) $2,200,000 for the year ended December 31, 1999 and (C) $2,400,000 for the year ended December 31, 2000 (or for any year such greater amount as may be approved by the Company's Board of Directors from time to time)."

     4. The parties agree that expect as expressly amended hereby, the Agreement as amended hereby shall be in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        FIRST NATIONWIDE MANAGEMENT CORP.


                                           By: /s/ Barry F. Schwartz
                                           ---------------------------------
                                           Barry F. Schwartz
                                           Executive Vice President


                                        /s/ Gerald J. Ford
                                        ------------------------------------
                                        Gerald J. Ford


                                        2